UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 8, 2008

CALIFORNIA OIL & GAS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-50375
(Commission File Number)

98-0389524
(IRS Employer Identification No.)

#260, 600 - 6th Avenue SW, Calgary, AB, T2P 0S5
(Address of principal executive offices and Zip Code)

403-261-1965
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02.	Unregistered Sales of Equity Securities

On April 8, 2008, we sold 700,000 units of our company to one investor in a private placement at a price of US$0.15 per unit for proceeds of US$105,000. Each unit consists of one common share and one-half of one common share purchase warrant. Each whole common share purchase warrant entitles the holder to purchase one additional common share of our company at a price of US$0.20 per warrant share until the warrants expire on April 8, 2009. The investor is a wife of an officer of our company and is not a U.S. person. In closing the private placement we relied on the exemption from the registration requirements of the Securities Act of 1933 provided by Regulation S promulgated thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA OIL & GAS CORPORATION

/s/ John McLeod
John McLeod,
President, Secretary, Treasurer and Director

Date: April 10, 2008